FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

This First Amendment to Development Agreement ("Amendment") is entered into effective as of February 10, 1999 (the "Effective Date"), by and between TGI Friday's Inc. ("Franchisor"), and Main St. California, Inc. ("Developer").

                                   WITNESSETH:

         WHEREAS, Franchisor and Developer are parties to a certain Amended and Restated Development Agreement dated May 2, 1997 (the "Development Agreement"), pursuant to which Developer was granted the right to develop T.G.I. Friday's restaurants in portions of California; and

         WHEREAS, Franchisor and Developer desire to amend and supplement the terms of the Development Agreement as hereinafter set forth; and

         WHEREAS,   capitalized   terms  used  herein  shall  have  the  meaning
attributed to them in the Development Agreement unless expressly defined otherwise herein.

         NOW,  THEREFORE,  in  consideration  of Ten  Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Franchisor and Developer agree as follows:

         1. SECTION 1.A. of the Development Agreement is hereby deleted in its entirety and replaced with the following:

               A. Franchisor hereby grants to Developer and Developer accepts, pursuant to the terms and conditions of this Agreement, development rights to establish and operate the number of T.G.I. Friday's Restaurants set forth in the Development Schedule as may be approved by Franchisor in accordance with its then current Site Consent Procedures, and to use the System solely in connection therewith, at specific locations to be designated in separate T.G.I. Friday's franchise agreements (hereinafter "Franchise Agreement") executed as provided in Subsection 3.A. hereof and pursuant to the Development Schedule set forth in Subsection 3.B. hereof. Each Restaurant developed hereunder shall be located in the area described on Exhibit D attached hereto (hereinafter "Territory"); PROVIDED, however, the Territory shall not include any airport properties otherwise located within the Territory, nor the area contained within a three (3) mile radius of any T.G.I. Friday's (R) Restaurant located within the Territory as of the date of this Agreement. Friday's retains all rights to develop other restaurant concepts, including without limitation Friday's Front Row (R) Sports Grill, Italianni's (SM) restaurants and Friday's American Bar (R), within the Territory.

         2. SECTION 3.B. of the Development Agreement is hereby deleted in its entirety and replaced with the following:

               B. Developer shall develop, open, commence operation of and continuously operate pursuant to the respective Franchise Agreements twenty-one (21) Restaurants in the Southern California Territory during the first five (5) years of the Term, pursuant to the Replacement Development Schedule as follows. The Restaurants

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         listed on the Replacement  Development  Schedule are exclusive of those
         Restaurants previously opened and operated by Developer under the Original Development Agreement.

                  In the Southern California  Territory:
                  (as defined in Exhibit D)

                Restaurant No.              Date Open & Operating
                --------------              ---------------------
                   1, 2 & 3                       12/15/98
                    4,5 & 6                       12/15/99
                  7,8, 9 & 10                     12/15/00
                11, 12,13 & 14                    12/15/01
                15, 16, 17 & 18                   12/15/02
                  19,20 & 21                      12/15/03

         3. As of the Effective Date of this Amendment, Exhibit A attached to the Development Agreement is deleted in its entirety and Exhibit D attached to this amendment is substituted therefor.

         4. The provisions, representations, terms, conditions, covenants and agreements of the Development Agreement, as modified hereby, shall remain in full force and effect, enforceable in accordance with its terms. This Amendment shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

         5. Execution and delivery of this Amendment shall not waive any rights or remedies of the parties under the Development Agreement, at law or in equity.

         IN WITNESS HEREOF, the parties have executed this Amendment as of the day and year first above mentioned.



TGI FRIDAY'S INC.

By: /s/ Leslie Sharman
-----------------------------
Name: Leslie Sharman
Title: V.P. & General Counsel

MAIN ST. CALIFORNIA, INC.

By: Bart A. Brown Jr.
-----------------------------
Name: Bart A. Brown Jr.
Title: President

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                                    EXHIBIT D

                                  THE TERRITORY

SOUTHERN  CALIFORNIA  TERRITORY - that area contained in the following counties:
Imperial, Inyo, Los Angeles, Orange, Riverside, San Bernardino, San Diego and Ventura.